UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2006

YouthStream Media Networks, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27556	13-4082185
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9003 Cincinnati Dayton Rd., West Chester, Ohio 45069

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (513) 779-2054

244 Maidson Avenue, PMB#358, New York, NY 10016
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) This current report on Form 8-K/A is being filed to correct certain information in the current report on Form 8-K (the “Original 8-K”) filed by YouthStream Media Networks, Inc. (the “Company”) on September 7, 2006. In the Original 8-K, the Company reported that Robert Weingarten resigned from his positions as Chief Financial Officer, Director and Secretary of the Company. Mr. Weingarten never served as a Director of the Company and, therefore, did not resign from that position. The Original 8-K also reported that Jonathan Diamond resigned as Chief Executive Officer, Director and President of the Company. Mr. Diamond resigned as Chief Executive Officer and President of the Company, but continues to serve as a Director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUTHSTREAM MEDIA NETWORKS, INC. (Registrant)

By:	/s/ John Scheel
John Scheel Chief Executive Officer and President

Date: September 8, 2006